                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2000

I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                                            392,225.43
           Available Funds:
                     Contract Payments due and received in this period                                                 4,123,955.60
                     Contract Payments due in prior period(s) and received in this period                                618,909.32
                     Contract Payments received in this period for next period                                           422,283.53
                     Sales, Use and Property Tax, Maintenance, Late Charges                                              140,984.43
                     Prepayment Amounts related to early termination in this period                                        8,343.12
                     Servicer Advance                                                                                    420,251.16
                     Proceeds received from recoveries on previously Defaulted Contracts                                       0.00
                     Transfer from Reserve Account                                                                        12,550.90
                     Interest earned on Collection Account                                                                22,964.48
                     Interest earned on Affiliated Account                                                                 1,201.75
                     Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
                         Section 5.03                                                                                          0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                         (Substituted contract < Predecessor contract)                                                         0.00
                     Amounts paid under insurance policies                                                                     0.00
                     Any other amounts                                                                                         0.00

                                                                                                                     ---------------
           Total Available Funds                                                                                       6,163,669.72
           Less: Amounts to be Retained in Collection Account                                                            722,076.73
                                                                                                                     ---------------
           AMOUNT TO BE DISTRIBUTED                                                                                    5,441,592.99
                                                                                                                     ===============


           DISTRIBUTION OF FUNDS:
                     1.      To Trustee -  Fees                                                                                0.00
                     2.      To Servicer, any unreimbursed Nonrecoverable Advances or
                              Servicer Advances                                                                          618,909.32
                     3.      To Noteholders (For Servicer Report immediately following the
                               Final Additional Closing Date)

                                    a) Class A1 Principal and Interest                                                 2,720,824.26
                                    a) Class A2 Principal (distributed after A1 Note matures) and Interest               229,891.90
                                    a) Class A3 Principal (distributed after A2 Note mature) and Interest                370,516.12
                                    a) Class A4 Principal (distributed after A3 Note matures) and Interest               595,956.85
                                    b) Class B Principal and Interest                                                     68,074.79
                                    c) Class C Principal and  Interest                                                   137,315.31
                                    d) Class D Principal and Interest                                                     94,887.74
                                    e) Class E Principal and Interest                                                    132,713.72

                     4.      To Reserve Account for Requirement per Indenture Agreement Section 3.08                           0.00
                     5.      To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                                    a) Residual Interest (Provided no Restricting or Amortization Event in effect)       108,525.59
                                    b) Residual Principal (Provided no Restricting or Amortization Event in effect)       88,619.10
                                    c)  Reserve Account Distribution (Provided no Restricting or
                                          Amortization Event in effect)                                                   12,550.90
                     6.      To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and
                                          Any Other Amounts                                                              165,150.66
                     7.      To Servicer, Servicing Fee and other Servicing Compensations                                 97,656.73
                                                                                                                     ---------------
           TOTAL FUNDS DISTRIBUTED                                                                                     5,441,592.99
                                                                                                                     ===============

                                                                                                                     ---------------
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds
             (if any)}                                                                                                   722,076.73
                                                                                                                     ===============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                     $2,702,437.25
            - Add Investment Earnings                                                                                     12,550.90
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                   0.00
            - Less Distribution to Certificate Account                                                                    12,550.90
                                                                                                                     ---------------
End of period balance                                                                                                 $2,702,437.25
                                                                                                                     ===============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $2,702,437.25
                                                                                                                     ===============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2000

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                           Pool A                                               178,789,266.40
                           Pool B                                                50,378,050.15
                                                                                ---------------
                                                                                                                     229,167,316.55
Class A Overdue Interest, if any                                                          0.00
Class A Monthly Interest - Pool A                                                 1,028,025.34
Class A Monthly Interest - Pool B                                                   289,670.14

Class A Overdue Principal, if any                                                         0.00
Class A Monthly Principal - Pool A                                                1,775,589.82
Class A Monthly Principal - Pool B                                                  823,903.83
                                                                                ---------------
                                                                                                                       2,599,493.65
Ending Principal Balance of the Class A Notes
                           Pool A                                               177,013,676.58
                           Pool B                                                49,554,146.32
                                                                                ---------------
                                                                                                                     ---------------
                                                                                                                     226,567,822.90
                                                                                                                     ===============

           -------------------------------------------------------------------------------------------------------------------------
           Interest Paid Per   $1,000                      Principal Paid Per $1,000                    Ending Principal
           Original Face $237,814,000                     Original Face $237,814,000                    Balance Factor
                           $ 5.540866                                    $ 10.930785                           95.271020%
           -------------------------------------------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                           Class A1                                             22,836,316.55
                           Class A2                                             42,182,000.00
                           Class A3                                             65,098,000.00
                           Class A4                                             99,051,000.00

                                                                                --------------

Class A Monthly Interest                                                                                            229,167,316.55
                           Class A1 (Actual Number Days/360)                       121,330.61
                           Class A2                                                229,891.90
                           Class A3                                                370,516.12
                           Class A4                                                595,956.85

                                                                                --------------

Class A Monthly Principal
                           Class A1                                              2,599,493.65
                           Class A2                                                      0.00
                           Class A3                                                      0.00
                           Class A4                                                      0.00

                                                                                --------------
                                                                                                                      2,599,493.65
Ending Principal Balance of the Class A2 Notes
                           Class A1                                             20,236,822.90
                           Class A2                                             42,182,000.00
                           Class A3                                             65,098,000.00
                           Class A4                                             99,051,000.00

                                                                                --------------
                                                                                                                    ---------------
                                                                                                                    226,567,822.90
                                                                                                                    ===============

Class A1
           -------------------------------------------------------------------------------------------------------------------------
           Interest Paid Per  $1,000                     Principal Paid Per $1,000                      Ending Principal
           Original Face $31,483,000                     Original Face $31,483,000                      Balance Factor
                          $ 3.853845                                   $ 82.568169                             64.278572%
           -------------------------------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2000

V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                           Pool A                               3,047,819.44
                                           Pool B                                 858,793.91
                                                                                -------------
                                                                                                                      3,906,613.35

           Class B Overdue Interest, if any                                             0.00
           Class B Monthly Interest - Pool A                                       18,540.90
           Class B Monthly Interest - Pool B                                        5,224.33
           Class B Overdue Principal, if any                                            0.00
           Class B Monthly Principal - Pool A                                      30,265.74
           Class B Monthly Principal - Pool B                                      14,043.82
                                                                                -------------
                                                                                                                         44,309.56
           Ending Principal Balance of the Class B Notes
                                           Pool A                               3,017,553.70
                                           Pool B                                 844,750.09
                                                                                -------------
                                                                                                                      -------------
                                                                                                                      3,862,303.79
                                                                                                                      =============

           -------------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
           Original Face $4,054,000                  Original Face  $4,054,000                         Balance Factor
                         $ 5.862168                                $ 10.929837                                95.271430%
           -------------------------------------------------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                           Pool A                               6,094,857.88
                                           Pool B                               1,717,368.82
                                                                                -------------
                                                                                                                      7,812,226.70

           Class C Overdue Interest, if any                                             0.00
           Class C Monthly Interest - Pool A                                       37,991.28
           Class C Monthly Interest - Pool B                                       10,704.93
           Class C Overdue Principal, if any                                            0.00
           Class C Monthly Principal - Pool A                                      60,531.47
           Class C Monthly Principal - Pool B                                      28,087.63
                                                                                -------------
                                                                                                                         88,619.10
           Ending Principal Balance of the Class C Notes
                                           Pool A                               6,034,326.41
                                           Pool B                               1,689,281.19
                                                                                -------------
                                                                                                                      ------------
                                                                                                                      7,723,607.60
                                                                                                                      ============

           -------------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
           Original Face $8,107,000                  Original Face  $8,107,000                         Balance Factor
                         $ 6.006687                                $ 10.931183                                95.270847%
           -------------------------------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2000

VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                           Pool A                               4,063,498.92
                                           Pool B                               1,144,985.55
                                                                                -------------
                                                                                                                      5,208,484.47

           Class D Overdue Interest, if any                                             0.00
           Class D Monthly Interest - Pool A                                       27,936.56
           Class D Monthly Interest - Pool B                                        7,871.78
           Class D Overdue Principal, if any                                            0.00
           Class D Monthly Principal - Pool A                                      40,354.31
           Class D Monthly Principal - Pool B                                      18,725.09
                                                                                -------------
                                                                                                                         59,079.40
           Ending Principal Balance of the Class D Notes
                                           Pool A                               4,023,144.61
                                           Pool B                               1,126,260.46
                                                                                -------------
                                                                                                                      --------------
                                                                                                                      5,149,405.07
                                                                                                                      ==============

           -------------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
           Original Face $5,405,000                  Original Face  $5,405,000                         Balance Factor
                         $ 6.625040                                $ 10.930509                                95.271139%
           -------------------------------------------------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                           Pool A                               5,079,178.39
                                           Pool B                               1,431,177.19
                                                                                -------------
                                                                                                                      6,510,355.58

           Class E Overdue Interest, if any                                             0.00
           Class E Monthly Interest - Pool A                                       45,924.24
           Class E Monthly Interest - Pool B                                       12,940.23
           Class E Overdue Principal, if any                                            0.00
           Class E Monthly Principal - Pool A                                      50,442.89
           Class E Monthly Principal - Pool B                                      23,406.36
                                                                                -------------
                                                                                                                         73,849.25
           Ending Principal Balance of the Class E Notes
                                           Pool A                               5,028,735.50
                                           Pool B                               1,407,770.83
                                                                                -------------
                                                                                                                      -------------
                                                                                                                      6,436,506.33
                                                                                                                      =============

           -------------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
           Original Face $6,756,000                  Original Face  $6,756,000                         Balance Factor
                         $ 8.712917                                $ 10.930913                                95.270964%
           -------------------------------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2000

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                           Pool A                               6,095,423.88
                                           Pool B                               1,717,527.52
                                                                                -------------
                                                                                                              7,812,951.40

           Residual Interest - Pool A                                              84,576.53
           Residual Interest - Pool B                                              23,949.06
           Residual Principal - Pool A                                             60,531.47
           Residual Principal - Pool B                                             28,087.63
                                                                                -------------
                                                                                                                 88,619.10
           Ending Residual Principal Balance
                                           Pool A                               6,034,892.41
                                           Pool B                               1,689,439.89
                                                                                -------------
                                                                                                              -------------
                                                                                                              7,724,332.30
                                                                                                              =============

X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                     97,656.73
            - Servicer Advances reimbursement                                                                   618,909.32
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                   165,150.66
                                                                                                              -------------
           Total amounts due to Servicer                                                                        881,716.71
                                                                                                              =============

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                              203,170,044.90

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                 0.00

       Decline in Aggregate Discounted Contract Balance                                                             2,017,715.71

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          ending of the related Collection Period                                                                 ---------------
                                                                                                                  201,152,329.19
                                                                                                                  ===============

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                        1,990,380.24

           - Principal portion of Prepayment Amounts                                                 27,335.47

           - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                  0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                       0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                0.00

                                                                                                 --------------
                            Total Decline in Aggregate Discounted Contract Balance                        0.00
                                                                                                 ==============


POOL B
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                               57,247,903.15

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                 0.00

       Decline in Aggregate Discounted Contract Balance                                                               936,254.35

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          ending of the related Collection Period                                                                 ---------------
                                                                                                                   56,311,648.80
                                                                                                                  ===============

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                          936,254.35

           - Principal portion of Prepayment Amounts                                                      0.00

           - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                  0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                       0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                0.00

                                                                                                 --------------
                            Total Decline in Aggregate Discounted Contract Balance                        0.00
                                                                                                 ==============

                                                                                                                  ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                 257,463,977.99
                                                                                                                  ===============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2000


XII.   CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

  POOL A
                                              Discounted                          Residual
  Lease #      Lessee Name                    Present Value                       Value
  -------------------------------             ------------------------            --------------------
               None                                                                             $0.00




                                              ------------------------            --------------------
                                 Totals:                        $0.00                           $0.00




  POOL B
                                              Discounted                          Residual
  Lease #      Lessee Name                    Present Value                       Value
  -------------------------------             ------------------------            --------------------
               None                                                                             $0.00




                                              ------------------------            --------------------
                                 Totals:                        $0.00                           $0.00



  a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                                        0
  b) ADCB AT  CLOSING DATE                                                                          0
  c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                                   0%


* ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,
  THE SERVICER HAS DECLINED TO ADVANCE,
   OR THE OBLIGOR HAS REJECTED THE CONTRACT/LEASE IN BANKRUPTCY PROCEEDING.

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2000


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

              POOL A                                                                                                   Predecessor
                                                                                    Discounted        Predecessor      Discounted
              Lease #                Lessee Name                                    Present Value     Lease #          Present Value
              ---------------------------------------------------------             -------------     ---------        -------------
                                     NONE











                                                                                    -----------                        ------------
                                                                       Totals:           $0.00                               $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                       $0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                              $0.00
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                 YES                   NO   X
                                                                                                      ---------              ------


              POOL B                                                                                                   Predecessor
                                                                                    Discounted        Predecessor      Discounted
              Lease #                Lessee Name                                    Present Value     Lease #          Present Value
              ---------------------------------------------------------             -------------     ---------        -------------
                                     NONE









                                                                                    -----------                        -------------
                                                         Totals:                         $0.00                               $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                       $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                              $0.00
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
                 RATING AGENCY APPROVES)                                                                                      0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
              THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION
              HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                  YES                    NO  X
                                                                                                       ------                  -----

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2000


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                                                  Predecessor
                                                                                    Discounted        Predecessor      Discounted
              Lease #                Lessee Name                                    Present Value     Lease #          Present Value
              ---------------------------------------------------------             -------------     ---------        -------------
                                None










                                                                                         -----                           -----------
                                                                 Totals:                 $0.00                               $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                 0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                              $0.00
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                 YES                    NO   X




              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                            Predecessor
                                                                                    Discounted        Predecessor      Discounted
              Lease #                Lessee Name                                    Present Value     Lease #          Present Value
              ---------------------------------------------------------             -------------     ---------        -------------
                                None









                                                                                         -----                           -----------
                                                                 Totals:                 $0.00                               $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                   $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                              $0.00
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
              BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                 YES                    NO   X

XV.    POOL PERFORMANCE MEASUREMENTS


1.  AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                                           TOTAL OUTSTANDING CONTRACTS
   This Month                                                  339,342.95   This Month                    257,463,977.99
   1 Month Prior                                                39,633.46   1 Month Prior                 260,417,948.05
   2 Months Prior                                                    0.00   2 Months Prior                266,890,468.06

   Total                                                       378,976.41   Total                         784,772,394.10

   a) 3 MONTH AVERAGE                                          126,325.47   b) 3 MONTH AVERAGE            261,590,798.03

   c) a/b                                                           0.05%


2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                       Yes       No    X
                                                                                           ----      -----

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                               Yes       No    X
                                                                                           ----      -----
   B. An Indenture Event of Default has occurred and is then continuing?               Yes       No    X
                                                                                           ----      -----

4. Has a Servicer Event of Default occurred?                                           Yes       No    X
                                                                                           ----      -----


5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                    Yes       No    X
                                                                                           ----      -----
   B. Bankruptcy, insolvency, reorganization; default/violation
      of any covenant or obligation not remedied within 90 days?                       Yes       No    X
                                                                                           ----      -----
   C. As of any Determination date, the sum of all defaulted
      contracts since the Closing date exceeds 6% of the ADCB
      on the Closing Date?                                                             Yes       No    X
                                                                                           ----      -----




6. Aggregate Discounted Contract Balance at Closing Date                               Balance $  -
                                                                                                ----


   DELINQUENT LEASE SUMMARY

                           Days Past Due                  Current Pool Balance                               # Leases
                           -------------                  --------------------                               --------
                                 31 - 60                         10,964,684.63                                     93
                                 61 - 90                            865,294.28                                     27
                                91 - 180                            339,342.95                                     11



   Approved By:
   Lisa J. Cruikshank
   Vice President